                       Securities and Exchange Commission

                              Washington, DC 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                           Date of report: 17-Oct-02

                        CIT Equipment Collateral 2002-VT1

A Delaware             Commission File        I.R.S. Employer
Corporation            No. 0001172747         No. 51-0407692

                             c/o Capita Corporation
                    1 CIT Drive, Livingston, New Jersey 07039
                        Telephone number: (973) 740-5000

Item 5. Other
                        CIT Equipment Collateral 2002-VT1
                            Monthly Servicing Report


                                                    Determination Date: 10/17/02
                                                     Collection Period: 09/30/02
                                                          Payment Date: 10/21/02

 I. AVAILABLE FUNDS


    A.  Available Pledged Revenues
         a.       Scheduled Payments Received                                               $32,123,651.81
         b.       Liquidation Proceeds Allocated to Owner Trust                               1,599,384.41
         c.       Required Payoff Amounts of Prepaid Contracts                                  557,450.66
         d.       Required Payoff Amounts of Purchased Contracts                                      0.00
         e.       Proceeds of Clean-up Call                                                           0.00
         f.       Investment Earnings on Collection Account and Note Distribution Account             0.00

                                                  Total Available Pledged Revenues =        $34,280,486.88

    B.  Determination of Available Funds

         a.       Total Available Pledged Revenues                                          $34,280,486.88
         b.       Servicer Advances                                                           3,573,929.56
         c.       Recoveries of prior Servicer Advances                                      (3,774,922.16)
         d.       Withdrawal from Cash Collateral Account                                       399,487.67
                                                                                            ---------------
                                                  Total Available Funds =                   $34,478,981.95

 II. DISTRIBUTION AMOUNTS

     A. COLLECTION ACCOUNT DISTRIBUTIONS

         1.    Servicing Fee                                                                                   549,717.79

         2.    Class A-1 Note Interest Distribution                                           191,109.10
               Class A-1 Note Principal Distribution                                       29,068,291.21
                                                 Aggregate Class A-1 distribution                           29,259,400.31

         3.    Class A-2 Note Interest Distribution                                           669,416.67
               Class A-2 Note Principal Distribution                                                0.00
                                                 Aggregate Class A-2 distribution                              669,416.67

         4.    Class A-3 Note Interest Distribution                                         1,071,308.33
               Class A-3 Note Principal Distribution                                                0.00
                                                 Aggregate Class A-3 distribution                            1,071,308.33

         5.    Class A-4 Note Interest Distribution                                           414,657.08
               Class A-4 Note Principal Distribution                                                0.00
                                                 Aggregate Class A-4 distribution                              414,657.08

         6.    Deposit to the Class A Principal Account                                             0.00

         7.    Class B Note Interest Distribution                                              80,020.59
               Class B Note Principal Distribution                                            861,863.08
                                                   Aggregate Class B distribution                              941,883.67

         8.    Class C Note Interest Distribution                                              48,814.94
               Class C Note Principal Distribution                                            470,107.14
                                                   Aggregate Class C distribution                              518,922.08

         9.    Class D Note Interest Distribution                                             113,461.75
               Class D Note Principal Distribution                                            940,214.27
                                                   Aggregate Class D distribution                            1,053,676.02

        10.    Deposit to the Cash Collateral Account                                                                0.00

        11.    Amounts in accordance with the CCA Loan Agreement                                                     0.00

        12.    Remainder to the holder of the equity certificate                                                     0.00


                                                   Collection Account Distributions =                       34,478,981.95
                                                                                                            =============

     B.  CASH COLLATERAL ACCOUNT DISTRIBUTIONS

         1.    Payment due on the Senior Loan                                                                2,443,095.89

         2.    Payment due on the Holdback                                                                           0.00

         3.    Payment to the Depositor                                                                              0.00
                                                                                                            -------------
                                                   Cash Collateral Account Distributions =                   2,443,095.89
                                                                                                            =============
     C. INCORRECT DEPOSITS TO BE RETURNED TO CIT   Collection Account Distributions =                                0.00
                                                                                                            -------------

III. INFORMATION REGARDING DISTRIBUTIONS ON THE SECURITIES

                          ------------------------------------------------------------------------------------------------
                                 Distribution            Class A-1            Class A-2      Class A-3        Class A-4
                                   Amounts                 Notes                Notes          Notes            Notes
                          ------------------------------------------------------------------------------------------------
                    1.            Interest Due              191,109.10         669,416.67   1,071,308.33        414,657.08
                    2.           Interest Paid              191,109.10         669,416.67   1,071,308.33        414,657.08
                    3.         Interest Shortfall                 0.00               0.00           0.00              0.00
                               ((1) minus (2))
                    4.           Principal Paid          29,068,291.21               0.00           0.00              0.00
                    5.     Total Distribution Amount     29,259,400.31               0.00     414,657.08              0.00
                                ((2) plus (4))



                          ------------------------------------------------------------------------------------------------
                                 Distribution               Class B            Class C        Class D        Total Offered
                                   Amounts                   Notes              Notes          Notes             Notes
                          ------------------------------------------------------------------------------------------------

                    1.            Interest Due               80,020.59          48,814.94     113,461.75      2,588,788.46
                    2.           Interest Paid               80,020.59          48,814.94     113,461.75      2,588,788.46
                    3.         Interest Shortfall                 0.00               0.00           0.00              0.00
                               ((1) minus (2))
                    4.           Principal Paid             861,863.08         470,107.14     940,214.27     31,340,475.70
                    5.     Total Distribution Amount        941,883.67         518,922.08   1,053,676.02     32,188,539.16
                                ((2) plus (4))


IV. Information Regarding the Securities

    A. Summary of Balance Information

                 -----------------------------------------------------------------------------------------------------------
                                            Applicable  Principal Balance    Class Factor   Principal Balance   Class Factor
                      Class                   Coupon         Oct-02             Oct-02          Sep-02             Sep-02
                                               Rate        Payment Date      Payment Date     Payment Date      Payment Date
                 -----------------------------------------------------------------------------------------------------------
           a.    Class A-1 Notes              1.9600%       84,162,907.60        0.29173      113,231,198.81     0.39248
           b.    Class A-2 Notes              2.9000%      277,000,000.00        1.00000      277,000,000.00     1.00000
           c.    Class A-3 Notes              4.0300%      319,000,000.00        1.00000      319,000,000.00     1.00000
           d.    Class A-4 Notes              4.6700%      106,550,000.00        1.00000      106,550,000.00     1.00000
           e.    Class B Notes                3.9700%       23,325,719.63        0.79474       24,187,582.71     0.82411
           f.    Class C Notes                4.4400%       12,723,119.80        0.79519       13,193,226.93     0.82458
           g.    Class D Notes                5.1600%       25,446,239.60        0.79279       26,386,453.87     0.82208

           h.       Total Offered Notes                    848,207,986.63                     879,548,462.33

           i.       One-Month Libor Rate                           1.8200%


    B. Other Information


        --------------------------------------------------------------------------
                                       Scheduled           Scheduled
                                   Principal Balance   Principal Balance
                Class                   Oct-02               Sep-02
                                     Payment Date         Payment Date
        --------------------------------------------------------------------------
           Class A-1 Notes           96,414,549.00      126,430,452.00

        -----------------------------------------------------------------------------------------------------------------
                                                             Target             Class           Target          Class
                                         Class          Principal Amount        Floor      Principal Amount     Floor
                Class                 Percentage             Oct-02            Oct-02           Sep-02          Sep-02
                                                          Payment Date      Payment Date     Payment Date    Payment Date
        -----------------------------------------------------------------------------------------------------------------
               Class A                  92.75%          786,712,907.60                     815,781,198.81
               Class B                   2.75%           23,325,719.63           0.00       24,187,582.71         0.00
               Class C                   1.50%           12,723,119.80           0.00       13,193,226.93         0.00
               Class D                   3.00%           25,446,239.60           0.00       26,386,453.87         0.00


V. PRINCIPAL


   A. MONTHLY PRINCIPAL AMOUNT

            1.    Principal Balance of Notes and Equity Certificates                                    879,548,462.33
                  (End of Prior Collection Period)
            2.    Contract Pool Principal Balance (End of Collection Period)                            848,207,986.63
                                                                                                       ----------------

                        Total monthly principal amount                                                   31,340,475.70

   B. PRINCIPAL BREAKDOWN                                                     No. of Accounts
                                                                              ---------------
            1.    Scheduled Principal                                                71,803              28,264,109.62
            2.    Prepaid Contracts                                                   115                   557,450.66
            3.    Defaulted Contracts                                                 295                 2,518,915.42
            4.    Contracts purchased by CIT Financial USA, Inc.                       0                          0.00
                                                                             ------------------------------------------
                  Total Principal Breakdown                                          72,213              31,340,475.70

VI. CONTRACT POOL DATA


   A. CONTRACT POOL CHARACTERISTICS
                                                                  -----------------------------------------------------------
                                                                         Original             Oct-02                Sep-02
                                                                           Pool            Payment Date          Payment Date
                                                                  -----------------------------------------------------------
            1.    a.  Contract Pool Balance                           1,068,496,994.00    848,207,986.63       879,548,462.33
                  b.  No of Contracts                                           73,864            72,213               72,623
                  c.  Pool Factor

            2.    Weighted Average Remaining Term                                38.00              33.3                34.0

            3.    Weighted Average Original Term                                  44.1


   B. DELINQUENCY INFORMATION
                                                               ---------------------------------------------------------------
                                                                             % of Aggregate
                                                                   % of       Required Payoff     No. of    Aggregate Required
                                                                 Contracts        Amount         Accounts     Payoff Amounts
                                                               ---------------------------------------------------------------
            1.    Current                                          95.02%         96.11%          68,614       823,303,878.62
                  31-60 days                                        2.84%          2.22%           2,049        18,983,750.35
                  61-90 days                                        1.04%          0.95%             753         8,165,984.97
                  91-120 days                                       0.56%          0.41%             407         3,547,208.11
                  120+ days                                         0.54%          0.30%             390         2,596,622.32

                       Total Delinquency                           100.0%         100.0%          72,213       856,597,444.37

            2.    Delinquent Scheduled Payments:

                  Beginning of Collection Period                                            8,590,450.34
                  End of Collection Period                                                  8,389,457.74
                                                                                            -------------

                    Change in Delinquent Scheduled Payments                                  (200,992.60)

   C. DEFAULTED CONTRACT INFORMATION

            1.    Required Payoff Amount on Defaulted Contracts                             2,518,915.42
            2.    Liquidation Proceeds received                                             1,599,384.41
                                                                                            -------------
            3.    Current Liquidation Loss Amount                                             919,531.01

            4.    Cumulative Liquidation Losses to date                                     3,421,726.64

                                  % of Initial Contracts                                           1.000%
                      % of Initial Contract Pool Balance                                           0.320%


 VII. MISCELLANEOUS INFORMATION

      A. SERVICER ADVANCE BALANCE

              1.    Opening Servicer Advance Balance                             8,590,450.34
              2.    Current Period Servicer Advance                              3,573,929.56
              3.    Recoveries of prior Servicer Advances                       -3,774,922.16
                                                                                --------------
              4.    Ending Servicer Advance Balance                              8,389,457.74

      B. CASH COLLATERAL ACCOUNT

              1.    Applicable Rates for the Interest Period:
                    a.  Libor Rate for the Interest Period                                       1.8200%
                    b.  Senior Loan Interest Rate                                                5.3200%
                    c.  Holdback Amount Interest Rate                                            7.8200%

              2.    Opening Cash Collateral Account                                                          76,960,490.46

              3.    Deposit from the Collection Account                                                               0.00

              4.    Withdrawals from the Cash Collateral Account                                               (399,487.67)

              5.    Investment Earnings                                                                         100,291.93

              6.    Investment Earnings Distributions:
                    a.  Senior Loan Interest                                                                   -100,291.93
                    b.  Senior Loan Principal                                                                         0.00
                    c.  Holdback Amount Interest                                                                      0.00
                    d.  Holdback Amount Principal                                                                     0.00
                                                                                                              ------------
                           Total Investment Earnings distributions                                             -100,291.93

              7.    Remaining available amount                                                                        0.00

              8.    Required Cash Collateral Account Amount                                                  74,218,198.83

              9.    Cash Collateral Account Surplus/ (Shortfall)                                                      0.00

             10.    Distribution of CCA Surplus:
                    a.  Senior Loan Principal                                                                -2,342,803.96
                    b. Holdback Amount Principal                                                                      0.00
                                                                                                             --------------
                           Total Distribution of Surplus                                                     -2,342,803.96

             11.    Ending Cash Collateral Account                                                           74,218,198.83

             12.    Cash Collateral Account deficiency                                                                0.00

      C. OTHER RELATED INFORMATION

              1.    Discount Rate                                                      4.6150%

              2.    Life to Date Prepayment (CPR)                                         7.6%

              3.    Life to Date Substitutions:

                    a.  Prepayments                                      0.00
                    b.  Defaults                                         0.00


                    ---------------------------------------------------------------------
                                                   Oct-02                     Sep-02
                                  Item           Payment Date               Payment Date
                    ---------------------------------------------------------------------
                    a.  Senior Loan              17,136,225.39             19,479,029.35
                    b.  Holdback Amount          58,767,335.00             58,767,335.00


          NCT Funding Company LLC, Allfirst Bank, as trustee under the
              Indenture, and Capita Corporation, in its individual
             capacity and as Servicer, DO HEREBY CERTIFY that I am a
          Responsible Officer of the Servicer and, pursuant to Section
            9.02 of the Pooling and Servicing Agreement, I DO HEREBY
            FURTHER CERTIFY the following report with respect to the
                       Payment Date occurring on 10/21/02

         This Certificate shall constitute the Servicer's Certificate as required by Section 9.02 of the Pooling and Servicing Agreement
        with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the
                        Pooling and Servicing Agreement.


                               Capita Corporation

                                   Glenn Votek
                                   -----------
                                   Glenn Votek
                     Executive Vice President, and Treasurer